EXHIBIT 4.4



===============================================================================




                            DEPOSIT TRUST AGREEMENT

                                dated as of [ ]



                                     among

                            [INDYMAC BANK, F.S.B.]
                                 as Depositor,

                                      and

                          [WILMINGTON TRUST COMPANY],
                               as Owner Trustee

                            INDYMAC TRUST SPMD [ ]




===============================================================================


                               Table of Contents

                                                                                                               Page

                                   ARTICLE I

                                  DEFINITIONS

                                  ARTICLE II

     AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS; DECLARATION OF BUSINESS TRUST BY THE BANK

SECTION 2.1                Declaration of Business Trust by the Bank..............................................7
SECTION 2.2                Transfer of Trust Estate to Owner Trustee..............................................7
SECTION 2.3                Authority to Execute and Perform Various Documents.....................................9
SECTION 2.4                Execution and Delivery of Owner Trust Certificates.....................................9
SECTION 2.5                Activities of the Trust...............................................................10

                                  ARTICLE III

                     ESTABLISHMENT OF CERTIFICATE ACCOUNT

SECTION 3.1                Establishment of Certificate Account..................................................11
SECTION 3.2                Permitted Withdrawals From the Certificate Account....................................11

                                  ARTICLE IV

                 RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE TRUST ESTATE

SECTION 4.1                Distribution of Payments..............................................................12
SECTION 4.2                Payments..............................................................................13
SECTION 4.3                Statements to Certificateholders......................................................14
SECTION 4.4                Access to Certain Documentation and Information.......................................14
SECTION 4.5                Compliance with Withholding Requirements..............................................14

                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

SECTION 5.1                Notice of Certain Events; Action by the Owner Trustee.................................15
SECTION 5.2                Distribution of Reports...............................................................15
SECTION 5.3                Action Required Only if Owner Trustee is Indemnified..................................15
SECTION 5.4                No Duties Except as Specified in Agreement or Instructions............................15

                                  ARTICLE VI

                               THE OWNER TRUSTEE

SECTION 6.1                Acceptance of Trust and Duties........................................................16
SECTION 6.2                Limited Representations or Warranties of the Owner Trustee............................16
SECTION 6.3                Certain Duties and Responsibilities...................................................17
SECTION 6.4                Reliance; Advice of Counsel...........................................................18
SECTION 6.5                Books and Records; Tax Election.......................................................19

                                  ARTICLE VII

                  COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION OF THE OWNER TRUSTEE

SECTION 7.1                Compensation of the Owner Trustee.....................................................19
SECTION 7.2                Reimbursement and Indemnification of the Owner Trustee................................19
SECTION 7.3                Not Obligations of the Trust..........................................................20

                                 ARTICLE VIII

                           TERMINATION OF AGREEMENT

SECTION 8.1                Termination...........................................................................20
SECTION 8.2                Further Assurances by the Owner Trustee upon Termination..............................21
SECTION 8.3                Insolvency of a Certificateholder.....................................................21

                                  ARTICLE IX

                SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES AND SEPARATE OWNER TRUSTEES

SECTION 9.1                Resignation of the Owner Trustee; Appointment of Successor............................21
SECTION 9.2                Co-Trustees and Separate Trustees.....................................................22
SECTION 9.3                Notice.  .............................................................................23

                                   ARTICLE X

                          SUPPLEMENTS AND AMENDMENTS

SECTION 10.1               Supplements and Amendments............................................................23
SECTION 10.2               Limitation on Amendments..............................................................23
SECTION 10.3               Additional Amendment Provisions.......................................................23

                                  ARTICLE XI

                       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR

SECTION 11.1               Representations and Warranties of the Depositor.......................................24
SECTION 11.2               Accrued Interest, Etc.................................................................25
SECTION 11.3               Additional Covenants of the Depositor.................................................25

                                  ARTICLE XII

                     TRANSFER OF OWNER TRUST CERTIFICATES

SECTION 12.1               Registration of Transfer and Exchange of Owner Trust Certificates.....................26
SECTION 12.2               Mutilated, Destroyed, Lost or Stolen Owner Trust Certificates.........................28
SECTION 12.3               Persons Deemed Owners.................................................................28
SECTION 12.4               Access to Names and Addresses.........................................................29
SECTION 12.5               Actions of Certificateholders.........................................................29

                                 ARTICLE XIII

                                 MISCELLANEOUS

SECTION 13.1               No Legal Title to Trust Estate in the Certificateholders..............................30
SECTION 13.2               Action by the Owner Trustee is Binding................................................30
SECTION 13.3               Limitation on Rights of Others........................................................30
SECTION 13.4               Notices. 30
SECTION 13.5               Severability..........................................................................30
SECTION 13.6               Limitation  on the Depositor's and the Certificateholder's
                             Respective Liability................................................................31
SECTION 13.7               Separate Counterparts.................................................................31
SECTION 13.8               Successors and Assigns................................................................31
SECTION 13.9               Headings..............................................................................31
SECTION 13.10              Governing Law.........................................................................31
SECTION 13.11              Administration of Trust...............................................................31
SECTION 13.12              Performance by the Depositor or the Administrator.....................................31
SECTION 13.13              No Implied Waiver.....................................................................31
SECTION 13.14              Third Party Beneficiary...............................................................31
SECTION 13.15              References............................................................................32
SECTION 13.16              Tax Matters...........................................................................32

Exhibit A           -      Form of Owner Trust Certificate
Exhibit B-1         -      Form of Transferor Certificate
Exhibit B-2         -      Form of Transferee Certificate
Exhibit C           -      Form of Certificate of Trust

                            DEPOSIT TRUST AGREEMENT

         THIS DEPOSIT TRUST AGREEMENT, dated as of [ ] (the "Agreement"), by and between [INDYMAC BANK, F.S.B.], a federal savings bank, as depositor (in such capacity, the "Depositor"), and [WILMINGTON TRUST COMPANY], a Delaware banking corporation, as owner trustee (the "Owner Trustee").

                             W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Depositor desires to form the trust to be created hereby (the "Trust") for the purpose of (i) accepting from the Depositor the Underlying Certificate, and holding for the benefit of the holders of the Owner Trust Certificates (the "Holders" or "Certificateholders") the Trust Estate (as defined herein), (ii) issuing pursuant to the Indenture (as defined herein) non-recourse [ ]% IndyMac Notes, Series SPMD [ ] (the "Notes"), secured by, among other things, a lien on the Underlying Certificate, (iii) issuing certificates evidencing the entire beneficial ownership interest in the Trust (such certificates, the "Owner Trust Certificates"), (iv) consummating certain transactions contemplated by, and performing under, the Operative Agreements (as defined herein) and (v) engaging in certain activities incidental to the foregoing; and

         WHEREAS, [Wilmington Trust Company], a Delaware banking corporation, is willing to act as owner trustee hereunder (in its individual capacity, the "Bank", and solely in its capacity as owner trustee hereunder, with its successors in interest in such capacity and its permitted assigns, the "Owner Trustee") and to accept the Trust created hereby.

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

         All capitalized terms used herein and not otherwise defined, unless the context otherwise requires, shall have the meanings set forth below or in the Indenture. In the event that a capitalized term used herein is defined both in this Agreement and in the Indenture, the definition appearing herein shall control.

         "Administration Agreement" shall mean the administration agreement, dated as of [ ], between the Trust and the Administrator, pursuant to which the Administrator shall perform various obligations of the Trust and the Owner Trustee under this Agreement and the Indenture.

         "Administrator" shall mean the Person acting as the "Administrator" from time to time under the Administration Agreement; which initially shall be [The Bank of New York].

         "Affiliate" shall mean, with respect to any specified Person, any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the meaning of "control".

         "Agent" shall mean any agent or attorney of the Owner Trustee or the Trust appointed by the Owner Trustee to execute one or more of the trust or powers hereunder, and shall include the Administrator.

         "Agreement" shall mean this Deposit Trust Agreement, as the same may be amended or supplemented from time to time.

         "Applicant" shall have the meaning specified in Section 12.4(a) of this Agreement.

         "Available Funds" shall have the meaning assigned to such term in the Indenture.

         "Bank" shall have the meaning assigned to that term in the preamble above.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Wilmington, Delaware, or any other city specified in the definition of Business Day in the Indenture, are authorized or obligated by law or executive order to be closed.

         "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.ss. 3801 et seq. as the same may be amended or supplemented from time to time

         "Certificate Account" shall mean the segregated trust account established in the name of the Owner Trustee pursuant to Section 3.1 of this Agreement.

         "Certificate Account Property" shall mean the Certificate Account, all amounts held from time to time in the Certificate Account, and all proceeds of the foregoing.

         "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit C to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         "Certificate Register" and "Certificate Registrar" shall mean the register of Owner Trust Certificates maintained, and the registrar appointed, respectively, pursuant to Section 12.1.

         "Certificateholder" or "Holder" shall mean, with respect to any Owner Trust Certificate, the Person in whose name such Owner Trust Certificate is registered on the Certificate Register. Initially, the Depositor shall be the sole Holder of all the Owner Trust Certificates.

         "Certificateholder Funds" shall mean, with respect to any Payment Date, an amount equal to all amounts on deposit in the Certificate Account as of the commencement of business on such Payment Date, net of (i) any amounts payable or reimbursable to the Owner Trustee from the Certificate Account pursuant to Section 7.2 hereunder and (ii) any amounts deposited in the Certificate Account in error.

         "Closing Date" shall mean [ ].

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Corporate Trust Office" shall mean the principal corporate trust office of the Owner Trustee at which, at any particular time, its corporate trust business with respect to this Agreement is administered, which office at the date hereof is located at the address of the Owner Trustee set forth in
Section 13.4.

         "Depositor" shall mean [IndyMac Bank, F.S.B.], a federal savings bank, and its successors in interest.

         "Eligible Trustee" shall mean a bank (within the meaning of Section 2(a)(5) of the Investment Company Act) that meets the requirements of Section 26(a)(1) of the Investment Company Act, that is not an Affiliate of the Depositor or an Affiliate of any Person involved in the organization or operation of the Depositor, that is organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, that is authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Agreement, that has a combined capital and surplus and undivided profits of at least $100,000,000 and that is subject to supervision or examination by federal or state authority. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this definition the combined capital, surplus and undivided profits of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Governmental Authority" shall mean any government, or any commission, authority, board, agency, division, subdivision or any court or tribunal of the government, of the United States of America or of any state, territory, city, municipality, county or town thereof or of the District of Columbia, or of any foreign jurisdiction, including the employees or agents thereof.

         "Indenture" shall mean that certain indenture, dated as of [ ], by and between the Issuer and the Indenture Trustee, pursuant to which the Notes are being issued, as the same may be from time to time supplemented or amended.

         "Indenture Trustee" shall mean [The Bank of New York], a New York banking corporation, in its capacity as trustee under the Indenture, or its successor in interest, or any successor trustee appointed as provided in the Indenture.

         "Interest Accrual Period" shall have the meaning assigned to such term in the Indenture.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules, regulations and published interpretations of the SEC promulgated thereunder from time to time.

         "IRS" shall mean the Internal Revenue Service.

         "Issuer" shall mean the Trust established pursuant to this Agreement in its capacity as issuer of the Notes.

         "Liabilities" shall have the meaning specified in Section 7.2(b) of this Agreement.

         "Lien" shall mean any lien, pledge, encumbrance or security interest on or in any particular asset or property.

         "Note Account" shall mean the segregated trust account established in the name of the Indenture Trustee pursuant to Section 2.12 of the Indenture.

         "Noteholder" shall mean those Persons holding the Notes from time to time as shown on the Note Register maintained under the Indenture.

         "Notes" shall have the meaning assigned to that term in the preamble above.

         "Note Register" shall mean the register of Notes maintained pursuant to the Indenture.

         "Officers' Certificate" shall mean a certificate signed on behalf of the applicable entity by two officers, one of whom shall be the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President or Managing Director, an Assistant Vice President or any other authorized officer (however denominated) and the other of which shall be by the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries, or, in either case, another officer customarily performing functions similar to those performed by any of the above designated officers or, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Operative Agreements" shall mean, collectively, this Agreement, the Owner Trust Certificates, the Indenture, the Notes, the Administration Agreement, the Underlying Agreement and the Underlying Certificate, as each of them may, from time to time, be amended or supplemented.

         "Opinion of Counsel" shall mean a written opinion of counsel, who may, without limitation, but subject to the requirements of the Indenture, be employees or other counsel for the Depositor which are reasonably acceptable to the Owner Trustee. The cost of such opinion shall be borne by the Depositor.

         "Owner Trust Certificates" shall mean the certificates issued hereunder evidencing beneficial ownership interests in the Trust.

         "Owner Trustee" shall have the meaning assigned to that term in the preamble above.

         "Owner Trustee Fee" shall mean the fees payable to the Owner Trustee by the Depositor as compensation for the performance of it obligations under this Agreement.

         "Ownership Interest" shall mean as to any Owner Trust Certificate, any ownership or security interest in such Owner Trust Certificate, including any interest in such Owner Trust Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Payment Date" shall mean the first Business Day following the Underlying Distribution Date of each month, commencing in [ ].

         "Percentage Interest" shall mean, with respect to any Owner Trust Certificate, the percentage interest of beneficial ownership in the Trust evidenced by such Owner Trust Certificate as specified on the face thereof.

         "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, estate, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" shall have the meaning specified in Section 12.1 (c) of this Agreement.

         "QIB" shall mean a "qualified institutional buyer" within the meaning Rule 144A under the Securities Act.

         "Rating Agencies" shall have the meaning assigned to such term in the Indenture.

         "Record Date" shall mean, with respect to the Owner Trust Certificates for any Payment Date other than the first Payment Date, the last Business Day of the month immediately preceding such Payment Date. For the first Payment Date the Record Date shall be the Closing Date.

         "Responsible Officer" shall mean any officer of the Owner Trustee customarily performing functions with respect to corporate trust matters and having direct responsibility for the administration of this Agreement and, with respect to a particular corporate trust matter under this Agreement, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules, regulations and published interpretations of the SEC promulgated thereunder from time to time.

         "Tax Return" shall have the meaning specified in Section 6.5 of this Agreement.

         "Transfer" shall mean any direct or indirect transfer or other form of assignment of any Owner Trust Certificate.

         "Trust" shall mean the trust established under this Agreement.

         "Trust Estate" shall mean the corpus of the trust created as of the Closing Date and to be administered hereunder, consisting of (i) all the right, title and interest of the Depositor in and to the Underlying Certificate and all distributions thereon after the Closing Date and in and to the Underlying Agreement, (ii) the Certificate Account Property, (iii) the rights of the Trust to enforce remedies against the Administrator under the Administration Agreement (provided that the Trust retains the right to give instructions and directions to the Administrator thereunder), and against the Depositor under this Agreement, (iv) all present and future claims, demands, causes and choses in action in respect of the foregoing, including the rights of the Trust under the Underlying Certificate and the Underlying Agreement, and (v) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing.

         "UCC Financing Statement" shall mean a financing statement executed and in form sufficient for filing pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction.

         "Underlying Agreement" shall mean the Pooling and Servicing Agreement, dated as of [ ], among the Depositor, as seller and master servicer, IndyMac ABS, Inc., as depositor and [The Bank of New York], as trustee, together with all exhibits thereto, pursuant to which the Underlying Certificate was issued.

         "Underlying Certificate" shall mean the Home Equity Mortgage Loan Asset Backed Trust, Series SPMD [ ], Class X Certificates issued by Home Equity Mortgage Loan Asset Backed Trust, Series SPMD [ ].

         "Underlying Distribution Date" shall mean the date each month on which payments are made to the registered holder of such Underlying Certificate in accordance with the Underlying Agreement.

         "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

                                  ARTICLE II

              AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
                   DECLARATION OF BUSINESS TRUST BY THE BANK

         SECTION 2.1 Declaration of Business Trust by the Bank. The Trust will be known as "IndyMac rust SPMD [ ]," in which name the Owner Trustee may conduct the affairs of the Trust. The Bank is hereby appointed to hold and agrees to hold the Trust Estate as Owner Trustee in trust upon the terms and conditions and for the use and benefit of the Certificateholders as herein set forth.

         It is the intention of the parties hereto that the trust created by this Agreement constitute a "business trust" under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. This Declaration of Business Trust is not intended to create a partnership, a joint-stock association, a "taxable mortgage pool" or any association taxable as a corporation for federal income tax purposes. The Owner Trustee shall have power and authority and is hereby authorized and empowered to execute and file the Certificate of Trust in the office of the Secretary of State of the State of Delaware. Effective as of the date hereof, the Owner Trustee shall have all the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

         SECTION 2.2 Transfer of Trust Estate to Owner Trustee.

         (a) Effective as of the date hereof, the Depositor does hereby assign, transfer, and otherwise convey to, and deposit with, the Trust, until this Agreement terminates pursuant to Section 8.1, all of its right, title and interest in and to the Underlying Certificate and all distributions thereon after the Closing Date and in and to the Underlying Agreement, such conveyance to be made in exchange for the Notes and the Owner Trust Certificates. Such assignment includes, without limitation, all amounts payable to and all rights of the holder of the Underlying Certificate after the Closing Date pursuant to the Underlying Agreement.

         In connection with such transfer and assignment, the Depositor does hereby deliver or cause to be delivered to, and deposit or cause to be deposited with, the Trust (or, to and with the Indenture Trustee on behalf of the Trust pursuant to the Indenture) each of the following documents or instruments relating to each Underlying Certificate:

                (i) a duly issued and authenticated physical certificate evidencing such Underlying Certificate registered in the name of "[The Bank of New York], as Indenture Trustee under the Indenture dated as of [ ], relating to IndyMac Trust SPMD [ ], IndyMac Notes, Series SPMD [ ]" or its nominee;

                (ii) a UCC Financing Statement covering the Underlying Certificate and all distributions thereon after the Closing Date and in and to the Underlying Agreement and executed by the Depositor as debtor/seller in favor of the Trust as secured party/buyer and the Indenture Trustee as its assignee;

                (iii) a copy (which may be on electronic media) of the Underlying Agreement; and

                (iv) all other items relating to the foregoing as reasonably requested by the Owner Trustee or the Indenture Trustee.

         (b) The conveyance of the Underlying Certificate and all distributions thereon after the Closing Date and in and to the Underlying Agreement as contemplated hereby is absolute and is intended by the parties to constitute a sale of the Underlying Certificate and all other assets constituting the Trust Estate by the Depositor to the Trust. It is, further, not intended that such conveyance be deemed a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) this Agreement shall constitute a security agreement under applicable law, (ii) the Depositor shall be deemed to have granted to the Trust a first priority perfected security interest in the Depositor's entire right, title and interest in and to the assets constituting the Trust Estate, including, without limitation, the Underlying Certificate and all payments thereon from and after the Closing Date, (iii) the possession by the Owner Trustee on behalf of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) or its agent of the Underlying Certificate and such other items of property as constitute instruments, money, negotiable documents or chattel paper, shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law, and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Owner Trustee on behalf of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) for the purpose of perfecting such security interest under applicable law. The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Underlying Certificate and all distributions thereon after the Closing Date and in and to the Underlying Agreement, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the life of this Agreement.

         (c) The Owner Trustee hereby acknowledges the transfer of the Underlying Certificate and all distributions thereon after the Closing Date and in and to the Underlying Agreement, and declares that it holds and will hold the Underlying Certificate and all distributions thereon after the Closing Date and in and to the Underlying Agreement and that it holds and will hold all other assets and documents to be included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders, all in accordance with the terms of this Agreement.

         (d) Except as expressly provided herein and in the Indenture, neither the Depositor nor any Certificateholder shall be able to revoke the Trust established hereunder. Except as provided herein and in the Indenture, the Owner Trustee shall not assign, sell, dispose of or transfer any interest in, nor may the Depositor or any Certificateholder withdraw from the Trust, the Underlying Certificate or other asset constituting the Trust Estate.

         SECTION 2.3 Authority to Execute and Perform Various Documents. The Trust shall have the power and authority, and the Owner Trustee on behalf of the Trust or, in the case of tax administration matters, its Agent, is hereby authorized (i) to execute and deliver the Operative Agreements to which the Trust is a party and all other agreements, documents, instruments and certificates contemplated to be executed and delivered by the Trust pursuant to the Operative Agreements and, pursuant to the terms of the Indenture, to execute, issue and deliver to the Indenture Trustee for authentication the Notes in the form provided to the Owner Trustee by the Depositor and to deliver the Notes to, or in accordance with the direction of, the Depositor;
(ii) to execute, authenticate and deliver the Owner Trust Certificates to the Depositor; (iii) as and to the extent provided in the Indenture, to pledge the Trust Estate as security for repayment of the Notes and, in connection therewith, to deliver (or cause to be delivered) to the Indenture Trustee each of the documents and instruments contemplated by the granting clause of the Indenture; (iv) to take whatever action shall be required to be taken by the Trust by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clauses (i) through (iii) above as set forth in such documents, agreements, instruments and certificates; and (v) subject to the terms of this Agreement, to take such other action in connection with the foregoing as the Certificateholders may from time to time direct; provided, however, that the Owner Trustee shall have no duty to perform the obligations of the Trust except as expressly set forth in this Agreement.

         SECTION 2.4 Execution and Delivery of Owner Trust Certificates.

         (a) The Owner Trustee shall, on the date hereof, execute and cause to be authenticated and delivered to and upon the order of the Depositor, the Owner Trust Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust. The rights of the Certificateholders to receive distributions from the proceeds of the Trust in respect of the Owner Trust Certificates shall be as set forth in this Agreement.

         (b) The Owner Trust Certificates will be substantially in the form attached hereto as Exhibit A; provided, however, that any of the Owner Trust Certificates may at the request of the Depositor be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Owner Trust Certificates are admitted to trading, or to conform to general usage.

         (c) Each Owner Trust Certificate may be printed or in typewritten or similar form, and each Owner Trust Certificate shall, upon original issue and at the direction of the Depositor, be executed by the Owner Trustee and authenticated by the Certificate Registrar and delivered to or upon the order of the Depositor. All Owner Trust Certificates shall be executed by manual or facsimile signature on behalf of the Trust by an authorized officer of the Owner Trustee, not individually, but solely as Owner Trustee hereunder. Owner Trust Certificates bearing the signatures of individuals who were at any time the proper officers of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Owner Trust Certificates or did not hold such offices at the date of such Owner Trust Certificates. No Owner Trust Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Owner Trust Certificate a certificate of authentication in the form set forth on the signature page of the form of Owner Trust Certificates attached as Exhibit A, executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Owner Trust Certificate shall be conclusive evidence, and the only evidence, that such Owner Trust Certificate has been duly authenticated and delivered hereunder. All Owner Trust Certificates shall be dated the date of their authentication.

         SECTION 2.5 Activities of the Trust. It is the intention of the parties hereto that the Trust shall not engage in any business or activities other than in connection with, or relating to, the purposes specified in
Section 2.3. The operations of the Trust will be conducted in accordance with the following standards (and the Depositor hereby agrees to use its best efforts to cause the operations of the Trust to be conducted in accordance herewith):

                (i) The Trust will observe all procedures required by this Agreement.

                (ii) Except as otherwise provided in Sections 5.1 and 5.4 and the Administration Agreement, the business and affairs of the Trust will be managed by or under the direction of the Owner Trustee. Except as otherwise expressly provided in this Agreement, the Depositor will have no authority to act for, or to assume any obligation or responsibility on behalf of, the Trust.

                (iii) The Trust will keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of the trustees of the Trust, separate from those of the Depositor or any subsidiary, affiliate or separate account of the Depositor. Any such resolutions, agreements and other instruments will be continuously maintained by the Administrator as official records of the Trust.

                (iv) Each of the Depositor and the Trust will provide for its own operating expenses and liabilities from its own funds. General overhead and administrative expenses of the Trust will not be charged or otherwise allocated to the Depositor (except indirectly, insofar as the Depositor owns the Owner Trust Certificates) and such expenses of the Depositor will not be charged or otherwise allocated to the Trust.

                (v) The Trust will conduct its business under names or tradenames so as not to mislead others as to the identity of the Trust. Without limiting the generality of the foregoing, all oral and written communications, including letters, invoices, contracts, statements and applications will be made solely in the name of the Trust if related to the Trust. The Depositor and the Trust each will have separate stationery and other business forms.

                (vi) There will be no guarantees made by the Trust with respect to obligations of the Depositor. There will not be any indebtedness relating to borrowings or loans between the Trust and the Depositor.

                (vii) The Trust will act solely in its name and through its or the Owner Trustee's duly authorized officers or agents in the conduct of its business. The Trust will not: (A) operate or purport to operate as an integrated, single economic unit with respect to the Depositor or any other affiliated or unaffiliated entity; (B) seek or obtain credit or incur any obligation to any third party based upon the assets of the Depositor; or (C) induce any such third party to reasonably rely on the creditworthiness of the Depositor or any other affiliated or unaffiliated entity.

                (viii) The Trust will maintain its principal place of business in the State of Delaware.

                (ix) The Trust and the Depositor shall keep separate their respective funds and other assets and shall not commingle such funds and other assets with those of any other Affiliates thereof.

                (x) If and to the extent applicable, the Trust shall prepare financial statements of the Trust that are separate from those of the Depositor and any other Affiliates (although it may be presented as part of the consolidated financial statements of an Affiliate).

                (xi) The Trust will not engage in any transaction with an Affiliate on any terms other than would be obtained in an arm's-length transaction with a non-Affiliate.

                                 ARTICLE III

                     ESTABLISHMENT OF CERTIFICATE ACCOUNT

         SECTION 3.1    Establishment of Certificate Account.

         The    Owner    Trustee,    for   the    benefit    of   the
Certificateholders, shall establish with the Bank a non-interest bearing trust account (the "Certificate Account"), entitled "IndyMac Trust SPMD [ ] Owner Trust Certificate Account" and held in trust by the Owner Trustee for the benefit of the Certificateholders. The foregoing requirements for the establishment of the Certificate Account shall be exclusive.

         SECTION 3.2       Permitted Withdrawals From the Certificate Account.

         The Owner Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

                (i) to reimburse or indemnify the Owner Trustee for expenses and other liabilities incurred by and reimbursable to the Owner Trustee, pursuant to Section 7.2 hereunder, except as otherwise provided in such section and to pay or make reasonable provision for the payment of all other liabilities of the Trust;

                (ii) to make payments on the Owner Trust Certificates in the amounts and in the manner provided for in Section 4.2 hereunder;

                (iii) to clear and terminate the Certificate Account upon the termination of this Agreement; and

                (iv) to return to the Indenture Trustee any amounts remitted by the Indenture Trustee to the Owner Trustee in error.

         On each Payment Date or on the termination of the Trust, the Owner Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in this Section 3.2 and Section 4.2 hereunder.

                                  ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION

                        OF INCOME FROM THE TRUST ESTATE

         SECTION 4.1 Distribution of Payments.

         (a) In the event that, from the Closing Date and prior to the Lien on the Trust Estate under the Indenture having been discharged and released, any payments on account of the Underlying Certificate are received directly (rather than through the Indenture Trustee) by the Owner Trustee, the Depositor or a Certificateholder, the Person so receiving such payment shall, promptly upon receipt (but no later than one Business Day thereafter), deliver such payment over to the Indenture Trustee without deduction, set-off or adjustment of any kind.

         (b) After the Payment Date on which the Notes have been paid in full, any Available Funds distributable by the Indenture Trustee on a Payment Date pursuant to Section 2.13(e)(vi) of the Indenture will be remitted by the Indenture Trustee to the Owner Trustee for application as provided in Section
3.2 hereof (including, without limitation, payment to the Certificateholders in accordance with Section 4.2 hereof). The Owner Trustee may direct the Indenture Trustee in writing to distribute such Available Funds in a manner consistent with Sections 3.2 and 4.2 hereof (as if such Available Funds were on deposit in the Certificate Account); and, in connection therewith, such Available Funds shall be deemed to have been deposited in the Certificate Account and subsequently withdrawn to make such distributions. In such case, the Owner Trustee shall have no liability for the Indenture Trustee's failure to distribute such amounts in accordance with this Agreement.

         SECTION 4.2 Payments.

         (a) On each Payment Date that Available Funds are distributed pursuant to Section 2.13 of the Indenture (or, if the payments from the Indenture Trustee on such Payment Date shall have been received after 2:00 p.m., New York City time, on such Payment Date, as soon as reasonably possible, but in no event more than one Business Day, following receipt), the Owner Trustee (or its Agent) shall, subject to Section 3.2 of this Agreement, withdraw from the Certificate Account all Certificateholder Funds then on deposit therein, and the Owner Trustee (or its Agent) shall pay such Certificateholder Funds to the Certificateholders.

         Payments made after the Payment Date on which they were scheduled to be made as permitted by the parenthetical in the first sentence of this
Section 4.2(a), shall be deemed to have been made on such Payment Date.

         (b) All distributions of the Certificateholder Funds on any Payment Date shall be allocated pro rata among the Owner Trust Certificates based upon their respective Percentage Interests. Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Owner Trust Certificates representing at least a [33 1/3]% Percentage Interest thereof, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

         (c) Whenever the Owner Trustee expects that the final payment with respect to the Owner Trust Certificates will be made on the next Payment Date, whether in connection with the final distribution on the Underlying Certificate or upon a termination of the Trust at the direction of the Certificateholders in accordance with Section 8.1, the Owner Trustee (or its Agent) shall mail to each Holder on such date a notice to the effect that the Owner Trustee expects that the final payment with respect to the Owner Trust Certificates will be made on such Payment Date but only upon presentation and surrender of the Owner Trust Certificates at the office of the Owner Trustee therein specified. Upon presentation and surrender of the Owner Trust Certificates by the Certificateholders on the final Payment Date in respect of the Owner Trust Certificates, the Owner Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Payment Date pursuant to Section 4.2(a). Any funds not distributed on such Payment Date because of the failure of any Certificateholders to tender their Owner Trust Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders. If any Owner Trust Certificate, as to which notice has been given pursuant to this Section 4.2(c) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Owner Trustee shall mail a second notice to the related Certificateholders, at their last addresses shown in the Certificate Register, to surrender such Owner Trust Certificates for cancellation in order to receive, from the funds held, the final payment with respect thereto. If within one year after the second notice any Owner Trust Certificate shall not have been surrendered for cancellation, the Owner Trustee shall directly or through an agent, take reasonable steps to contact the related Certificateholders concerning surrender of their Owner Trust Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Owner Trust Certificate shall not have been surrendered for cancellation, the Owner Trustee shall pay such funds to the Depositor who, subject to escheat laws, shall thereafter hold such amounts uninvested for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Owner Trust Certificate for final payment thereof in accordance with this Section 4.2(c).

         SECTION 4.3 Statements to Certificateholders.

         (a) On each Payment Date, the Owner Trustee (or its Agent) shall prepare, and shall make available upon written request thereof, a statement to each Certificateholder, to the Depositor and to the Rating Agencies stating the Certificateholder Funds for such Payment Date.

         (b) Within 60 days after the end of each calendar year, the Owner Trustee (or its Agent) shall furnish to each Person (upon the written request of such Person), who at any time during the previous calendar year was a Certificateholder, a statement containing information regarding payments of amounts on such Person's Owner Trust Certificates, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

         SECTION 4.4 Access to Certain Documentation and Information.

         The Owner Trustee shall provide to the Certificateholders access to all the reports, documents and records maintained by the Owner Trustee in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request and during normal business hours at offices designated by the Owner Trustee.

         SECTION 4.5 Compliance with Withholding Requirements. In the event that the Owner Trustee is required (whether on liquidation of the Trust or otherwise) to make payments to the Depositor or the Certificateholders, notwithstanding any other provisions of this Agreement, the Owner Trustee (or its Agent) shall comply with all federal withholding requirements with respect to payments to the Depositor or the Certificateholders that the Owner Trustee reasonably believes are applicable under the Code. The consent of the Depositor or the Certificateholders, as the case may be, shall not be required for any such withholding. The parties hereto understand and agree that the Owner Trustee shall not be required to gross up any such payments for the amount of such withholding (or any other amounts).

                                  ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

         SECTION 5.1 Notice of Certain Events; Action by the Owner Trustee.

         (a) Whenever the Owner Trustee, on behalf of the Trust as issuer of the Notes or as holder of the Underlying Certificate, is requested or, as to any particular matter, notified of its authority, by any Person, to take any action or to give any consent, approval or waiver that it is entitled to take or give on behalf of the Trust in such capacity, the Owner Trustee shall promptly notify all the Certificateholders of such request or notice in such detail as is made available to it.

         (b) Subject to the Owner Trustee's rights in this Agreement to be indemnified for its acts and omissions with respect to matters concerning the Operative Agreements, the Trust Estate or the Underlying Certificate, the Owner Trustee shall take or refrain from taking such action as the Certificateholders owning a majority of the Percentage Interests shall so direct in writing. The Owner Trustee may, from time to time, request in writing instructions from the Certificateholders if the Owner Trustee receives notice that a default shall have occurred and is continuing under the Administration Agreement or the Indenture.

         (c) Notwithstanding any direction of the Certificateholders to the contrary or any provision hereof to the contrary, the Owner Trustee shall not, without the written consent of the Indenture Trustee, execute any direction of the Certificateholders that to the actual knowledge of a Responsible Officer of the Owner Trustee will result in the Trust being terminated prior to the satisfaction and discharge of the Lien of the Indenture on the Trust Estate.

         SECTION 5.2 Distribution of Reports. Upon receipt of a written request, the Owner Trustee shall promptly (but no later than five Business Days following receipt thereof) distribute to the Depositor and the Certificateholders such reports, notices, statements and written materials relating to the Trust (other than such documents which have been delivered pursuant to Section 4.3 of this Agreement).

         SECTION 5.3 Action Required Only if Owner Trustee is Indemnified. The Owner Trustee shall not be required to take any action under Section 5.1 (b) if the Owner Trustee shall reasonably determine, or shall have been advised in writing by counsel, that such action is likely to result in personal liability for which the Owner Trustee has not been and will not be adequately indemnified or is contrary to the terms hereof or of any Operative Agreement or is otherwise contrary to law.

         SECTION 5.4 No Duties Except as Specified in Agreement or
Instructions.

         (a) The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect' of, register, record, insure, inspect, sell, dispose of or otherwise deal with the Underlying Certificate or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under or in connection with any Operative Agreement to which the Trust is a party, except as expressly provided by the terms of this Agreement or in written instructions from the Certificateholders received pursuant to Section 5.1(b); and no implied duties or obligations shall be read into this Agreement against the Owner Trustee. The Bank in its individual capacity, nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on the Trust Estate arising by, through or under the Bank which are unrelated to the transactions contemplated hereby. Any successor trustee, in its individual capacity, agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on the Trust Estate arising by, through or under the successor trustee which are unrelated to the transactions contemplated hereby. Any co-trustee, in its individual capacity, agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on the Trust Estate arising by, through or under the co-trustee which are unrelated to the transactions contemplated hereby.

         (b) Without limiting the generality of the foregoing subsection (a), except as otherwise explicitly provided in this Agreement, the Owner Trustee shall not have any duty to (i) file or record any Operative Agreement or any other document (including financing or continuation statements), or to maintain or continue any such filing or recording or to refile or rerecord any such document, (ii) pay or discharge any tax or any Lien owing with respect to or assessed or levied against any part of the Trust Estate, other than to forward notice of such tax or Lien received by the Owner Trustee to the Certificateholders and the Indenture Trustee, (iii) confirm, verify, investigate or inquire into the failure of any Person to receive any payments, notices, reports or financial statements in connection with the Underlying Certificate, (iv) ascertain or inquire as to the performance or observance of any Person under or of any of the Operative Agreements, (v) manage, control, sell, dispose of or otherwise deal with the Underlying Certificate or any part thereof or any other part of the Trust Estate or (vi) to prepare or file any document under state or federal tax or securities laws.

                                  ARTICLE VI

                               THE OWNER TRUSTEE

         SECTION 6.1 Acceptance of Trust and Duties. The Bank accepts the trust hereby created and agrees to perform the same, but only upon the terms of this Agreement. The Bank agrees to receive, manage and disburse all moneys constituting part of the Trust Estate actually received by it as Owner Trustee in accordance with the terms of this Agreement. Neither the Bank nor the Owner Trustee shall be answerable or accountable under any circumstances, except for
(i) its own willful misconduct, bad faith or gross negligence, (ii) the inaccuracy of any of its representations or warranties contained in Section
6.2 of this Agreement, (iii) taxes based on or measured by any fees, commissions or compensation received by it for acting as Owner Trustee in connection with any of the transactions contemplated by this Agreement or any other Operative Agreements and (iv) its failure to use reasonable care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof.

         SECTION 6.2 Limited Representations or Warranties of the Owner
Trustee.

         Neither the Bank nor the Owner Trustee makes (i) any representation or warranty, either express or implied, as to the title to or value of the Underlying Certificate, and (ii) any representation or warranty as to the validity or enforceability of any Operative Agreement except as set forth below or as to the correctness of any statement made by a Person other than the Bank contained in any Operative Agreement. The Bank represents, warrants and covenants to and for the benefit of the Depositor and the Certificateholders that:

         (a) The Bank is a banking corporation, duly organized, validly existing and in good standing under the laws of the state of Delaware;

         (b) The execution and delivery by the Bank, and the performance and compliance by the Bank with the terms of, this Agreement and any and all documents to be executed or delivered by the Bank in its individual capacity in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement and such other documents executed in connection herewith to which the Bank is a party, will not violate any provisions of the Bank's charter or bylaws;

         (c) The Bank, in its individual capacity, has full power and authority and has taken all action necessary to execute and deliver this Agreement and any and all documents to be executed or delivered by it in its individual capacity in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement and such other documents executed in connection herewith to which it is a party, and this Agreement is the legal, valid and binding obligation of the Bank, in its individual capacity, enforceable against the Bank in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

         (d) The consummation of the transactions hereby contemplated do not conflict with, violate or contravene any law, rule, regulation or judicial, governmental or administrative order applicable to the Bank or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Bank is a party or by which it is bound, or any order or decree applicable to the Bank, which would materially and adversely affect the ability of the Bank to carry out the transactions contemplated by this Agreement; and

         (e) There is no action, suit or proceeding pending against the Bank in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Bank to carry out the transactions contemplated by this Agreement.

         SECTION 6.3 Certain Duties and Responsibilities.

         (a) The Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Owner Trustee was grossly negligent in ascertaining the pertinent facts.

         (b) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders.

         (c) The Owner Trustee shall not be liable for interest on any money received by it except as the Owner Trustee may otherwise agree with the Certificateholders.

         (d) No provision of this Agreement shall require the Owner Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) The permissive right of the Owner Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Owner Trustee shall not be answerable for other than its own willful misconduct, bad faith or gross negligence.

         (f) The Owner Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to enter any appearance or in any way defend in any suit in which it or the Trust may be made a defendant, or in the enforcement of any rights and powers hereunder, if the Owner Trustee reasonably believes that it will not be adequately indemnified against any and all costs and expenses, outlays, and counsel fees and other reasonable disbursements and against all liability.

         (g) Under no circumstances shall the Owner Trustee be personally liable for any indebtedness or obligation of the Trust.

         (h) The Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Administrator or any other Person and shall not be responsible for performing any duties or obligations of the Trust or the Owner Trustee that are the responsibility of the Depositor, the Administrator or any other Person and shall not be liable or responsible for monitoring the performance of the Depositor, the Administrator or any other Person, or for the failure of responsibility of the Depositor, the Administrator or any other Person to perform their obligations pursuant to the Operative Agreements.

         (i) Every provision of this Agreement relating to the Owner Trustee shall be subject to the provisions of this Section 6.3.

         SECTION 6.4 Reliance; Advice of Counsel. Neither the Bank nor the Owner Trustee shall incur any liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it in good faith to be signed by the proper party or parties. The Owner Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officers' Certificate of the relevant party, as to such fact or matter, and such Officers' Certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Trust hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through Agents and the Owner Trustee shall not be liable for the acts or omissions of any Agent selected by it in good faith. The Owner Trustee may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of counsel, accountant or other skilled Persons, so long as the Owner Trustee had no actual knowledge that it could not reasonably rely on such advice or opinion or by any such Persons appointed in good faith.

         SECTION 6.5 Books and Records; Tax Election. The Owner Trustee (or its Agent) shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys that it may receive hereunder or under any other Operative Agreement. In the event that the Owner Trust Certificates are held by more than one Holder, or the Trust is successfully recharacterized by the IRS as a partnership, the Owner Trustee (or its Agent) shall file an application with the IRS for a taxpayer identification number with respect to the Trust (and, upon receipt of such number, notify the Indenture Trustee thereof) and prepare or cause to be prepared and sign and/or file a tax return in connection with the transactions contemplated hereby (the "Tax Return"); provided, however, that the Owner Trustee (or its Agent) shall, upon receipt of a written request, send or cause to be sent a copy of the completed Tax Return to the Depositor, the Certificateholders and the Indenture Trustee on or after the due date of the Tax Return. The Depositor and any Certificateholders shall each, upon request by the Owner Trustee (or its Agent), furnish the Owner Trustee (or its Agent) with all such information as may be reasonably required from the Depositor or the Certificateholders in connection with the preparation of such Tax Return. The Owner Trustee shall keep copies of the Tax Returns delivered to or filed by it (or its Agent).

         SECTION 6.6 Actions by Owner Trustee. In performing its duties under this Agreement, the Owner Trustee acts solely in its trust capacity, and not in its individual capacity.

                                 ARTICLE VII

                COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION

                             OF THE OWNER TRUSTEE

         SECTION 7.1 Compensation of the Owner Trustee. The Owner Trustee shall be entitled to reasonable compensation from the Depositor for its services hereunder as shall be agreed upon in a separate agreement between the Depositor and the Owner Trustee. The Owner Trustee shall be reimbursed for all disbursements, expenses and advances incurred or made by it, including the reasonable compensation, disbursements and expenses of the Owner Trustee's agents and counsel.

         SECTION 7.2 Reimbursement and Indemnification of the Owner Trustee.

         (a) The Owner Trustee shall be entitled to be reimbursed for its reasonable expenses (including reasonable attorneys' fees) incurred in the performance of its duties as Owner Trustee hereunder, and to be compensated reasonably for any extraordinary services rendered under Section 5.1(b), except to the extent that such expenses arise out of or result from (i) the Owner Trustee's own willful misconduct, bad faith or gross negligence, (ii) the inaccuracy of any of the Bank's representations or warranties contained in
Section 6.2 of this Agreement, (iii) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Agreement or any other Operative Agreements, and (iv) the Owner Trustee's failure to use reasonable care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof.

         (b) Subject to Section 7.2(c) hereof, the Bank is hereby indemnified and held harmless by the Depositor from and against any and all liabilities, obligations, indemnity obligations, losses (excluding loss of anticipated profits), damages, claims, actions, suits, judgments, out-of-pocket costs, expenses and disbursements (including legal and consultants' fees and expenses) and taxes of any kind and nature whatsoever (collectively, the "Liabilities") which may be imposed on, incurred by or asserted at any time against the Bank or the Owner Trustee in any way relating to or arising out of the Trust Estate, any of the properties included therein, the administration of the Trust Estate or any action or inaction of the Owner Trustee hereunder or under the Operative Agreements, except to the extent that such Liabilities arise out of or result from (i) the Owner Trustee's own willful misconduct, bad faith or gross negligence, (ii) the inaccuracy of any of the Bank's representations or warranties contained in Section 6.2 of this Agreement,
(iii) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Agreement or any other Operative Agreement, and (iv) the Owner Trustee's failure to use reasonable care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof. The indemnities contained in this Section 7.2(b) shall survive the termination of this Agreement and the removal or resignation of the Owner Trustee hereunder.

         (c) Any reimbursements and indemnities to the Owner Trustee pursuant to this Section 7.2 shall be payable solely: first, out of amounts on deposit in the Certificate Account prior to any payments on the Owner Trust Certificate, second, to the extent not paid pursuant to clause first within 60 days of first being incurred, by the Certificateholders, on a joint and several basis, and third, to the extent not paid pursuant to clause first and second within 60 days of first being incurred, by the Depositor.

          SECTION 7.3 Not Obligations of the Trust. None of the fees, expenses and other liabilities referred to in Sections 7.1 and 7.2 shall be obligations of the Trust or otherwise chargeable to the Trust Estate provided that the Owner Trustee is authorized to pay such amounts from the Certificate Account in accordance with Section 3.2. The Owner Trustee hereby agrees not to cause or participate in the filing of a petition in bankruptcy against the Trust for the nonpayment to the Owner Trustee of any amounts provided by this Agreement until 91 days after the payment in full of all the Notes issued under the Indenture.

                                 ARTICLE VIII

                           TERMINATION OF AGREEMENT

         SECTION 8.1 Termination. The Trust shall not be dissolved or terminated under this Section 8.1 until the Notes have been paid in full and the Lien on the Trust Estate created by the Indenture has been released.

         The Trust may be dissolved by the Certificateholders at any time prior to the issuance of the Notes and the pledge of the Trust Estate pursuant to the Indenture, and at any time after the Indenture is discharged in accordance with Article III thereof. After payment of all amounts in the order set forth in Section 3.2, all right, title and interest in the Trust Estate still held by the Owner Trustee at the time of such dissolution shall be transferred, assigned and paid over to the Certificateholders or their designee in proportion to their Percentage Interests in accordance with
Section 8.2, and thereafter, upon acceptance of written instructions from the Certificateholder, the Owner Trustee shall file a certificate of cancellation under Section 3810 of the Business Trust Statute and the Trust shall terminate.

         SECTION 8.2 Further Assurances by the Owner Trustee upon Termination.

         Upon dissolution of this Trust, subject to Section 8.1, the Owner Trustee shall take such action as may be requested by, and at the expense of, the Certificateholders owning a majority of the Percentage Interests to transfer the remaining assets of the Trust to the Certificateholders or the Certificateholders' designee, including the execution of instruments of transfer or assignment with respect to the Underlying Certificate and any of the Operative Agreements to which the Trust is a party.

         SECTION 8.3 Insolvency of a Certificateholder. The insolvency or other similar incapacity of a Certificateholder shall not (i) operate to terminate this Agreement and the Trust, (ii) entitle the Certificateholder's legal representatives to claim an accounting or to take any action in any court for a partition or winding up of the Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

                                  ARTICLE IX

                  SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES

                          AND SEPARATE OWNER TRUSTEES

         SECTION 9.1 Resignation of the Owner Trustee; Appointment of
Successor.

         (a) The Owner Trustee may resign at any time (and shall immediately resign if it ceases to be an Eligible Trustee) by giving at least 60 days written notice to the Certificateholders, the Depositor, the Indenture Trustee and the Administrator, such resignation to be effective on the acceptance of appointment by a successor Owner Trustee under Section 9.1 (b) hereof. The Depositor shall remove the Owner Trustee by written notice, a copy of which shall be concurrently delivered by the Depositor to the Certificateholders, the Indenture Trustee and the Administrator, if the Owner Trustee ceases to be an Eligible Trustee and fails to resign immediately. The Owner Trustee otherwise may be removed with or without cause at any time by the Certificateholders with 60 days' prior written notice, a copy of which shall be concurrently delivered by the Certificateholders to the Depositor, the Indenture Trustee and the Administrator. Any such removal shall be effective upon the acceptance of appointment by a successor Owner Trustee under Section
9.1 (b) hereof. In case of the resignation or removal of the Owner Trustee, the Certificateholders may appoint a successor Owner Trustee by an instrument signed by the Certificateholders. If a successor Owner Trustee shall not have been appointed within 60 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee, the Depositor, the Indenture Trustee, the Administrator or the Certificateholders may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed and shall have accepted its appointment as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

         (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee and the Indenture Trustee an instrument accepting such appointment and shall furnish a photocopy of such instrument to the Certificateholders and the Rating Agencies, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor Owner Trustee upon the trusts herein expressed.

         (c) Any successor Owner Trustee shall be an Eligible Trustee, willing, able and legally qualified to perform the duties of the Owner Trustee hereunder.

         (d) Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of
Section 9.1(c) hereof, be the Owner Trustee under this Agreement without any further act.

         SECTION 9.2 Co-Trustees and Separate Trustees. Whenever the Owner Trustee or the Indenture Trustee shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to make any claim or be a party to any suit with respect to the Trust Estate, the Owner Trust Certificates, the Notes or any Operative Agreement, or the Owner Trustee or the Indenture Trustee shall be advised in writing by counsel reasonably satisfactory to each of them that it is so necessary or prudent, the Owner Trustee and the Certificateholders shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to constitute one or more Persons, who need not meet the requirements of Section 9.1(c) hereof (and the Owner Trustee may appoint one or more of its officers), either as co-trustees or co-trustees jointly with the Owner Trustee of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such Persons, in such capacity, such title to the Trust Estate or any part thereof and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are reasonably satisfactory to the Owner Trustee and the Certificateholders. In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights end duties of such co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Owner Trustee, without the appointment of a successor to such co-trustee or separate trustee.

         SECTION 9.3 Notice. At all times that a successor Owner Trustee is appointed under Section 9.1 hereof, an Owner Trustee resigns pursuant to such
Section 9.1 or a co-trustee or separate trustee is appointed pursuant to
Section 9.2 hereof, the Certificateholders promptly shall give notice of such fact to the Rating Agencies, if the Indenture has not been discharged.

                                  ARTICLE X

                          SUPPLEMENTS AND AMENDMENTS

         SECTION 10.1 Supplements and Amendments. Subject to Sections 10.2 and
10.3 of this Agreement, at the written request of the Certificateholders, this Agreement may be amended by a written instrument signed by the Owner Trustee and the Certificateholders (and, if its rights hereunder are adversely affected, the Depositor), but if in the opinion of the Owner Trustee any instrument required to be so executed materially and adversely affects any right, duty or liability of, or immunity or indemnity in favor of the Bank or the Owner Trustee under this Agreement or any of the other Operative Agreements to which the Owner Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the Bank's charter documents or by-laws or any document contemplated hereby to which the Owner Trustee is a party, the Owner Trustee may in its sole discretion decline to execute such instrument.

         In the event that there is more than one Certificateholder (as shown on the Certificate Register), the consent to an amendment by Certificateholders owning a majority of the Percentage Interests shall be sufficient to bind all of such Holders; provided, however, that no such amendment shall: (i) reduce in any manner the amount of, or delay the timing of, payments received on any Owner Trust Certificate without the consent of the affected Holder; or (ii) amend this Section 10.1, without the consent of all of the Holders then outstanding.

         SECTION 10.2 Limitation on Amendments. Notwithstanding Section 10.1 or Section 10.3 hereof, the Owner Trustee shall not, without the consent of the Indenture Trustee, amend Section 8.1 of this Agreement, or execute any amendment that, to the actual knowledge of a Responsible Officer of the Owner Trustee, will result in the Trust being terminated prior to the satisfaction and discharge of the Lien of the Indenture on the Trust Estate. Furthermore, notwithstanding Section 10.1 or Section 10.3 hereof, so long as the Notes remain outstanding, the Owner Trustee shall not execute any amendment without receiving written confirmation from each of the Rating Agencies that such amendment will not result in the qualification, downgrade or withdrawal of any then-current rating on the Notes, as obtained by the party seeking such amendment.

         SECTION 10.3 Additional Amendment Provisions.

         (a) It shall not be necessary for the consent of the Certificateholders under this Article X to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Owner Trustee may prescribe.

         (b) The Owner Trustee, at any time from time to time, upon the request of the Administrator but without the consent of the Certificateholders, may amend this Agreement to modify, eliminate or add to any of its provisions, to such extent as shall be necessary to prevent or reduce the imposition on the Trust of any material federal, state or local taxes, at all time prior to the liquidation of the Trust; provided, however, that such action, as evidenced by an Opinion of Counsel acceptable to the Owner Trustee, is necessary or helpful to prevent the imposition on the Trust of any such taxes.

         (c) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is requested by the Owner Trustee, then at the expense of the Depositor) stating that the execution of such amendment is authorized or permitted by this Agreement.

         (d) Notwithstanding any other provision of this Agreement to the contrary, no modification, change or amendment of this Agreement which affects the duties of the Administrator shall be effective without the written consent of the Administrator.

                                  ARTICLE XI

                        REPRESENTATIONS, WARRANTIES AND

                          COVENANTS OF THE DEPOSITOR

         SECTION 11.1 Representations and Warranties of the Depositor.

         (a) The Depositor represents and warrants as follows for the benefit of the Owner Trustee, the Indenture Trustee, the Noteholders and any Certificateholder:

                (i) the Depositor is a federally insured savings bank duly organized, validly existing and in good standing under the laws of the United States, has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, and any and all other documents to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and this Agreement and such other documents executed in connection herewith are the legal, valid and binding obligations of the Depositor, enforceable against it in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally (and the rights of creditors of federally-chartered savings banks in particular) and by general principles of equity;

                (ii) the execution and delivery of this Agreement and each other document to be executed or delivered by it in connection with this Agreement, and the .performance of its obligations hereunder and thereunder by the Depositor will not violate the provisions of its charter or bylaws, conflict with any provision of any law or regulation to which it is subject, or conflict with, result in a breach of, or constitute a default under any of the terms, conditions or provisions of, any agreement or instrument to which the Depositor is a party or by which it is bound (including the Underlying Agreement), or any order or decree applicable to the Depositor, or result in the creation or imposition of any Lien on any of the Depositor's assets or property, which would materially and adversely affect the ability of the Depositor to carry out the transactions contemplated by this Agreement or such other documents executed in connection herewith; no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body (including, without limitation, the Office of Thrift Supervision, the Federal Deposit Insurance Corporation or any other governmental entity having regulatory authority over the Depositor) is required for the execution, delivery and performance by the Depositor of this Agreement or such other documents;

                (iii) there is no action, suit or proceeding pending against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Underlying Certificate or the ability of the Depositor or the Certificateholders to carry out the transactions contemplated by this Agreement; and

                (iv) as of the Closing Date, that immediately prior to the conveyance of the Underlying Certificate to the Trust, the Depositor had good title to, and was the sole owner of, the Underlying Certificate, free and clear of any pledge, lien, encumbrance or security interest and such assignment validly transfers all right, title and interest of the Underlying Certificate to the Trust, free and clear of any pledge, lien, encumbrance or security interest. After giving effect to such assignment, the Trust has all right, title and interest in the Underlying Certificate free and clear any pledge, lien, encumbrance or security interest, other than such pledge, lien, encumbrance and security interest created under the Indenture.

         (b) It is understood and agreed that each of the foregoing representations and warranties of the Depositor shall survive delivery of the Underlying Certificate to the Trust. Upon discovery or receipt of notice by the Depositor or a Responsible Officer of the Owner Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Indenture Trustee for the benefit of the Noteholders or the Owner Trustee for the benefit of the Certificateholders in the Underlying Certificate, the party discovering such breach shall give prompt written notice to the other party hereto and to the Indenture Trustee.

         SECTION 11.2 Accrued Interest, Etc. The Depositor agrees that any income, interest, fees and other payments that it may receive in respect of the Underlying Certificate applicable to a period on or after the Closing Date shall inure to the benefit of the Trust, and the Depositor shall pay such amounts to the Indenture Trustee to be remitted in accordance with the Indenture promptly upon receipt (but in no event later than one Business Day thereafter).

         SECTION 11.3 Additional Covenants of the Depositor. The Depositor hereby covenants and agrees for the benefit of the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders that:

         (a) The business and affairs of the Depositor will be managed by or under the direction of its board of directors in accordance with its charter and by-laws. The Depositor will keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of the board of directors. Any such resolutions, agreements and other instruments will be continuously maintained as official records by the Depositor.

         (b) The Depositor will at all times ensure that its capitalization is adequate in light of its business and purposes. The Depositor will pay from its own funds and assets (and not the Trust's) all obligations and indebtedness incurred by it.

         (c) The Depositor will not conduct its business in the name of the Trust.

         (d) The Depositor will not guarantee any obligations of the Trust (including the Notes or the Owner Trust Certificates). The Depositor will not operate or purport to operate as an integrated, single economic unit with respect to the Trust or seek or obtain credit or incur any obligation to any third party based on the assets of the Trust or induce any such third party to reasonably rely on the creditworthiness of the Trust in connection therewith.

         (e) The accounting records of the Depositor will disclose the effect of the transactions in accordance with statutory accounting practices and relevant pronouncements.

         (f) The Depositor hereby acknowledges, and agrees for the benefit of the Indenture Trustee, the Noteholders and the Certificateholders to perform, each obligation imposed upon it under the Indenture.

                                 ARTICLE XII

                     TRANSFER OF OWNER TRUST CERTIFICATES

         SECTION 12.1 Registration of Transfer and Exchange of Owner Trust Certificates.

         (a) At all times during the term of this Agreement, there shall be maintained at the office of a registrar appointed by the Depositor (the "Certificate Registrar") a register (the "Certificate Register") in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Owner Trust Certificates and of transfers and exchanges of Owner Trust Certificates as herein provided. The Owner Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Owner Trust Certificates and transfers and exchanges of Owner Trust Certificates as herein provided. The Owner Trustee may appoint, by a written instrument delivered to the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the Owner Trustee may prescribe, provided that the Owner Trustee shall not be relieved of any of its duties or responsibilities hereunder as Certificate Registrar by reason of such appointment. If the Owner Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Depositor, the Administrator and the Owner Trustee shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

         (b) No transfer, sale, pledge or other disposition of any Owner Trust Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Neither the Issuer nor any trust fund in which an Underlying Certificate evidences a beneficial ownership interest has been registered as an investment company under the Investment Company Act, and no transfer of an Owner Trust Certificate may be made (i) to any Person other than a QIB or an Affiliate of the Depositor or (ii) to any Person that would require the Issuer or any such trust fund to be registered as an investment company under the Investment Company Act. If such transfer is to be made to any Person who is not an Affiliate of the Depositor, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 hereto and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 hereto. None of the Trust, the Depositor, the Owner Trustee or the Certificate Registrar is obligated to register or qualify any Owner Trust Certificate under the Securities Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of any Owner Trust Certificate or interest therein without registration or qualification. Any Certificateholder desiring to effect a transfer of an Owner Trust Certificate or an interest therein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Administrator, the Owner Trustee, the Indenture Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (c) No transfer of any Owner Trust Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Owner Trust Certificate or interest therein on behalf of, or with assets of, a Plan.

         (d) The Owner Trust Certificates shall bear a legend describing or referencing the restrictions on transferability set forth in Sections 12.1 (b) and (c).

         (e) Subject to compliance with Sections 12.1(b) and (c), upon surrender for registration of transfer of the Owner Trust Certificates at the office of the Certificate Registrar or at the office of its Agent in Wilmington, Delaware, the Owner Trustee shall execute, and the Certificate Registrar shall deliver and authenticate, in the name of the designated transferee or transferees, one or more new Owner Trust Certificates, in authorized denominations, evidencing in the aggregate a like aggregate Percentage Interest and dated the date of authentication by the Certificate Registrar.

         (f) At the option of any Certificateholder, Owner Trust Certificates may be exchanged for other Owner Trust Certificates, in authorized denominations, evidencing in the aggregate a like aggregate Percentage Interest upon surrender of the Owner Trust Certificates to be exchanged at the office of the Certificate Registrar, or the office of its Agent in Wilmington, Delaware. Whenever any Owner Trust Certificates are so surrendered for exchange, the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, the Owner Trust Certificates which the Certificateholder is entitled to receive.

         (g) If the Owner Trustee or the Certificate Registrar so requires, every Owner Trust Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by, the Certificateholder thereof or such person's attorney duly authorized in writing.

         (h) No service charge shall be made to the requesting
Certificateholder for any registration of transfer or exchange of Owner Trust Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed or any reasonable expenses in connection with any registration of transfer or exchange of Owner Trust Certificates.

         (i) The Certificate Registrar shall cancel and retain or destroy, in accordance with the Owner Trustee's retention policy then in effect, all Owner Trust Certificates surrendered for registration of transfer or exchange.

         SECTION 12.2 Mutilated, Destroyed, Lost or Stolen Owner Trust Certificates.

         If (i) any mutilated Owner Trust Certificate is surrendered to the Owner Trustee or the Certificate Registrar, or the Owner Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Owner Trust Certificate, and (ii) there is delivered to the Owner Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by a Responsible Officer of the Owner Trustee or the Certificate Registrar that such Owner Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Owner Trust Certificate, a new Owner Trust Certificate of like tenor. Upon the issuance of any new Owner Trust Certificate under this Section 12.2, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Owner Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Owner Trust Certificate shall be found at any time and such original Owner Trust Certificate shall thereby be deemed canceled.

         SECTION 12.3 Persons Deemed Owners. Prior to due presentation of an Owner Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, the Indenture Trustee and any agent of any of them may treat the Person in whose name any Owner Trust Certificate is registered as the owner of such Owner Trust Certificate for the purpose of receiving distributions pursuant to Section 4.2 hereof and for all other purposes whatsoever, and neither the Owner Trustee, the Certificate Registrar, the Indenture Trustee nor any agent of any of them shall be affected by notice to the contrary.

         SECTION 12.4 Access to Names and Addresses.

         (a) If any Certificateholder, the Depositor, the Indenture Trustee or the Administrator (each, in such capacity, an "Applicant") applies in writing to the Owner Trustee, and such application states that the Applicant desires to communicate with Certificateholders with respect to their rights under this Agreement or the Owner Trust Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Owner Trustee shall, at the expense of such Applicant, within ten Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as set forth in the Certificate Register.

         (b) Every Certificateholder consents to the disclosure to any Applicant of its identity and status as a Certificateholder and agrees with the Owner Trustee that the Owner Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         SECTION 12.5 Actions of Certificateholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Owner Trustee, if made in the manner provided in this Section 12.5.

         (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Certificateholder shall bind every transferee of every Owner Trust Certificate issued upon the registration of transfer of such Certificateholder's Owner Trust Certificate or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, in reliance thereon, whether or not notation of such action is made upon such Owner Trust Certificate.

         (d) The Owner Trustee may require such additional proof of any matter referred to in this Section 12.5 as it shall deem necessary.

                                 ARTICLE XIII

                                 MISCELLANEOUS

         SECTION 13.1 No Legal Title to Trust Estate in the Certificateholders. The Certificateholders shall not have legal title to any part of the Trust Estate; provided, however, that the Certificateholders have a beneficial interest in the Trust Estate (and initially shall have all right, title and interest in and to the Owner Trust Certificates). No transfer by operation of law or otherwise of any right, title or interest of the Certificateholders in and to the Trust Estate or hereunder shall operate to terminate this Agreement or the Trust or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

         SECTION 13.2 Action by the Owner Trustee is Binding. Any actions, directions, approvals or consents by the Owner Trustee so long as such actions, directions, consents or approvals are made pursuant to the terms of this Agreement shall bind the Certificateholders and shall be effective to consent to action taken by the parties. No such party shall be required to inquire as to the authorization, necessity, expediency or regularity of such consent by the Owner Trustee.

         SECTION 13.3 Limitation on Rights of Others. Nothing in this Agreement, whether express or implied, shall be construed to give to any Person, other than the Bank, the Owner Trustee, the Depositor and the Certificateholders, any legal or equitable right, remedy or claim under or in respect of this Agreement, except as set forth in Section 13.15.

         SECTION 13.4 Notices. All demands, notices and communications hereunder shall be in writing, may be given by facsimile transmission, shall be deemed to have been given upon receipt (except that notices being sent by first class mail, postage prepaid, shall be deemed to be received five Business Days following the mailing thereof) as follows: (i) in the case of the Owner Trustee, [Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890], Attention: [Corporate Trust Administration]; (ii) in the case of the Depositor, [IndyMac Bank, F.S.B.], [155 North Lake Avenue, Pasadena, California 91101], Attention: [__________]; (iii) in the case of the Indenture Trustee and the Rating Agencies, as set forth in the Indenture; and (iv) in the case of a Certificateholder, to that Person's name and address as set forth from time to time in the Certificate Register; or as to each such Person such other address and/or facsimile number as any of them shall specify by written notice to the other parties.

         SECTION 13.5 Severability. To the extent permitted by law, any provision of this Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 13.6 Limitation on the Depositor's and the Certificateholder's Respective Liability.

         Neither the Depositor nor any Certificateholder shall have any liability for the performance of this Agreement except as expressly set forth herein.

         SECTION 13.7 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 13.8 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Bank, the Owner Trustee and its successors and assigns, the Certificateholders and the Depositor and its or their respective successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Depositor shall bind the successors and assigns of the Depositor and any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         SECTION 13.9 Headings. The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provision hereof.

         SECTION 13.10 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 13.11 Administration of Trust. The principal place of administration of the Trust shall be in the State of Delaware.

         SECTION 13.12 Performance by the Depositor or the Administrator. Any obligation of the Owner Trustee hereunder or under any Operative Agreement or other document contemplated herein may be performed by the Depositor or the Administrator and any such performance shall not be construed as a revocation of the trusts created hereby.

         SECTION 13.13 No Implied Waiver. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Section 10.1 hereof; and any such waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

         SECTION 13.14 Third Party Beneficiary. The Indenture Trustee for the benefit of the Noteholders is an intended third-party beneficiary of this Agreement from and including the date hereof to the date on which the Lien on the Trust Estate created pursuant to the Indenture is satisfied, discharged and released pursuant to Article III of the Indenture and shall be entitled to rely upon and directly enforce the provisions of this Agreement.

         SECTION 13.15 References. The definitions in Article I shall apply equally to both the singular and plural forms of the terms defined. "Include", "included", "includes" and "including" shall be deemed to be followed by "without limitation". "Writing", "written" and comparable terms refer to printing, typing, lithography or other means of reproducing words in a visible form. Any agreement or instrument or any law, rule or regulation of any Governmental Authority defined or referred to in Article I means such agreement or instrument or such law, rule or regulation as from time to time amended, modified or supplemented in accordance with the terms thereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of such law, rule or regulation) by succession of any comparable successor law, rule or regulation and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its successors and permitted assigns. Any term defined above by reference to any agreement or instrument or any law, rule or regulation of any Governmental Authority has such meaning whether or not such agreement, instrument or law, rule or regulation is in effect. "Agreement", "hereof', "herein", "hereto", "hereunder" and comparable terms refer to this Agreement (including all exhibits and schedules hereto) and not to any particular article, section, clause or other subdivision hereof or attachment hereto. References to any gender include, unless the context otherwise requires, references to all genders, and references to the singular include, unless the context other requires, references to the plural and vice versa. References in this Agreement to "Article", "Section", "Clause" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, clause or subdivision of or attachment to this Agreement.

         SECTION 13.16 Tax Matters.

         (a) It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust, shall be treated as a partnership if, for federal income tax purposes, the Trust is considered to have more than one Certificateholder, or as a division of the Certificateholder that is ignored as an entity separate from the Certificateholder if, for federal income tax purposes, there is a single Certificateholder. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust, as it relates to the assets in the Trust and the Owner Trust Certificates, as a partnership or division of the Certificateholder, as just described, for such tax purposes.

         (b) Net income of the Trust for any month as determined for federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated to the Certificateholders, and apportioned among the Certificateholders pro rata based upon their respective Percentage Interests.

         (c) The Administrator shall (i) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1 to IRS Form 1065, if the Trust, is treated as a partnership for federal income tax purposes, to enable each Certificateholder to prepare its federal and state income tax returns, (ii) prepare or cause to be prepared, and file or cause to be filed, all tax returns relating to the Trust (including a partnership information return, IRS Form 1065), if the Trust, is treated as a partnership for and direct the Owner Trustee in writing to make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the characterization of the Trust as a partnership or division of a single Certificateholder, as the case may be, for federal income tax purposes and
(iii) prepare or cause to be prepared, and file or cause to be filed, deliver or cause to be delivered any annual or other necessary returns, reports or forms relating to the Notes and the Owner Trust Certificates (including information returns on IRS Form 1099). The Trust shall make all elections pursuant to this Section as directed in writing by the Administrator. The Owner Trustee shall sign all tax information returns relating to the Owner Trust Certificates, if any, furnished to it in execution form by the Administrator and any other returns as may be required by law and so furnished to it by and at the written direction of the Administrator, and in doing so shall be entitled to, and shall be fully protected if it shall, rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Administrator. All tax returns shall be signed by the Depositor, and if the Depositor shall no longer hold any Owner Trust Certificates, the Certificateholder holding of the greatest amount of Percentage Interest, unless some other party is required by law to sign such return (in which case such other party shall sign). If the Trust is characterized as a partnership for federal income tax purposes the Depositor, and if the Depositor shall no longer hold any Owner Trust Certificates, the Certificateholder holding of the greatest amount of Percentage Interest, shall be the "tax matters partner" of the Trust pursuant to the Code.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date hereof.

                    [INDYMAC BANK, F.S.B.],
                        as Depositor

                    By:
                        -------------------------------------------------
                         Name:
                         Title:




                    [WILMINGTON TRUST COMPANY],
                        in its individual capacity and as Owner Trustee




                    By:
                        -------------------------------------------------
                         Name:
                         Title:

                                   EXHIBIT A

                       [FORM OF OWNER TRUST CERTIFICATE]

                            INDYMAC TRUST SPMD [ ]

                            OWNER TRUST CERTIFICATE

evidencing a non-assessable, fully paid % beneficial interest in IndyMac Trust SPMD [ ], a Delaware business trust whose assets include a 100% percentage interest in Home Equity Mortgage Loan Asset Backed Trust, Series SPMD [ ], Class X Certificates (the "Underlying Certificate") deposited by [IndyMac Bank, F.S.B.] (the "Depositor").

Date of Deposit Trust Agreement:      Percentage Interest in Trust Evidenced
[               ]                     by this Owner Trust Certificate:  ____%
Depositor: [IndyMac Bank, F.S.B.]     Closing Date:  [                    ]
Owner Trust Certificate No. ____      Owner Trustee:  [Wilmington Trust Company]

         THIS OWNER TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITOR, THE OWNER TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON. NEITHER THIS OWNER TRUST CERTIFICATE NOR THE UNDERLYING CERTIFICATE ARE INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

         THIS OWNER TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE TRUST AGREEMENT (AS DEFINED HEREIN).

         NO TRANSFER OF THIS OWNER TRUST CERTIFICATE TO (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH, A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS OWNER TRUST CERTIFICATE OR INTEREST HEREIN ON BEHALF OF, OR WITH ASSETS OF, A PLAN WILL BE REGISTERED.

         This Owner Trust Certificate is issued pursuant to, and in accordance with, the terms of a Deposit Trust Agreement, dated as of [ ] (the "Trust Agreement"; terms not otherwise defined herein shall have the meanings assigned to those terms in the Trust Agreement), between [IndyMac Bank, F.S.B.], as depositor (the "Depositor") and [Wilmington Trust Company], as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Owner Trust Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. In the event of a conflict between the provisions of this Owner Trust Certificate and those of the Trust Agreement, the provisions of the Trust Agreement shall control.

         This certifies that ____________________ (the "Certificateholder") is the registered owner of the beneficial interest evidenced by this Owner Trust Certificate in the trust established pursuant to the Trust Agreement and designated as IndyMac Trust SPMD [ ] (the "Trust"). The assets of the Trust include the Underlying Certificate and the proceeds thereof.

         Except to the extent of their execution and authentication, respectively, of the Owner Trust Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Owner Trust Certificate, the Underlying Certificate or the assets in which the Underlying Certificate evidence an interest. The Owner Trustee has executed this Owner Trust Certificate in its limited capacity as Owner Trustee under the Trust Agreement, and the Certificate Registrar has authenticated this Owner Trust Certificate in its limited capacity as Certificate Registrar under the Trust Agreement.

         Distributions on the Owner Trust Certificates will be made, to the extent of available funds, on the first Business Day following the Underlying Distribution Date of such month in each case, commencing in [ ]. As more fully described in the Trust Agreement, distributions allocable to the Owner Trust Certificates will be made on each Payment Date up to the amount of Certificateholder Funds for the related Payment Date and, to the extent not previously paid, for all prior Payment Dates. As and to the extent described in the Trust Agreement, distributions of Certificateholder Funds will be limited to the amount available for such purpose in the Certificate Account.

         Pursuant to the Trust Agreement, all payments made with respect to the Owner Trust Certificates on any Payment Date shall be allocated pro rata among the Certificateholders based upon their respective Percentage Interests. Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Owner Trust Certificates representing at least a [331/3]% Percentage Interest, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

         This Owner Trust Certificate is one of a duly authorized issue of Owner Trust Certificates designated as "IndyMac Trust SPMD [ ], Owner Trust Certificates," representing a fractional undivided beneficial interest in the Trust created by the Trust Agreement.

         This Owner Trust Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.

         No transfer, sale, pledge or other disposition of this Owner Trust Certificate or interest herein shall be made unless that transfer, sale, pledge or the disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Neither the Issuer nor any trust fund in which an Underlying Certificate evidences a beneficial ownership interest has been registered as an investment company under the Investment Company Act, and no transfer of an Owner Trust Certificate may be made (i) to any Person other than a QIB or an Affiliate of the Depositor or (ii) to any Person that would require the Issuer or any such trust fund to be registered as an investment company under the Investment Company Act. If such transfer is to be made to any Person who is not an Affiliate of the Depositor, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Trust Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 to the Trust Agreement. None of the Trust, the Depositor, the Owner Trustee or the Certificate Registrar is obligated to register or qualify this Owner Trust Certificate under the Securities Act or any other securities laws or to take any action not otherwise required under the Trust Agreement to permit the transfer of this Owner Trust Certificate or interest herein without registration or qualification. Any Certificateholder desiring to effect a transfer of this Owner Trust Certificate or an interest herein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Administrator, the Owner Trustee, the Indenture Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Owner Trust Certificate or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Owner Trust Certificate or interest herein on behalf of, or with assets of, a Plan.

         Prior to transfer of this Owner Trust Certificate in accordance with the foregoing and the Trust Agreement, the Owner Trustee, the Indenture Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Owner Trust Certificate is registered as the owner hereof for the purpose of receiving distributions pursuant to the Trust Agreement, pursuant to the Indenture and for all other purposes whatsoever, and neither the Owner Trustee, the Indenture Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

         As provided in the Trust Agreement and subject to certain limitations herein and therein set forth, this Owner Trust Certificate is exchangeable for other Owner Trust Certificates in authorized denominations representing a like aggregate Percentage Interest, as requested by the Certificateholder surrendering the same.

         No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge or reasonable expenses payable in connection therewith.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment of the Trust Agreement and the modification of the rights of the Certificateholders at any time by the Owner Trustee with the consent of Certificateholders owning a majority of the Percentage Interests (except as provided in the Trust Agreement). Any consent by the Certificateholder of this Owner Trust Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Owner Trust Certificate.

         The Trust shall not be dissolved or terminated until the Notes have been paid in full and the Lien on the Trust Estate created by the Indenture has been released.

         Unless the Certificate of Authentication on this Owner Trust Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Owner Trust Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Owner Trustee has caused this Owner Trust Certificate to be duly executed.

                     INDYMAC TRUST SPMD [           ]




                     By:  [WILMINGTON TRUST COMPANY],
                             not in its individual capacity
                             but solely as Owner Trustee

                         By:
                            -------------------------------------------------
                                          Authorized Officer

                         CERTIFICATE OF AUTHENTICATION

                  This is one of the Owner Trust Certificates referred to in the within-referenced Trust Agreement.

Dated:
        ----------


                        [WILMINGTON TRUST COMPANY],
                           not in its individual capacity
                           but solely as Certificate Registrar




                        By:
                           -------------------------------------------------
                                         Authorized Officer

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto
-------------------------------------------------------------------------------
[Please print or typewrite name(s) and address(es), including postal zip code of assignee(s)] ("Assignee(s)") that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Owner Trust Certificate for that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below to the above-named Assignee(s) and deliver such Owner Trust Certificate to the following address: ; to issue a new Owner Trust Certificate for the remainder of the interest in the Trust represented by the within Owner Trust Certificate to the Assignor(s) and deliver such Owner Trust Certificate to the following address:

; and to cancel the within Owner Trust Certificate.

Date:
     -------------------    ----------------------------------------------
                            Signature by or on behalf of Assignor(s)



Percentage Interest

Transferred:
               ---------    ----------------------------------------------
                            Taxpayer Identification Number

                                  EXHIBIT B-1

                        FORM OF TRANSFEROR CERTIFICATE

                 FOR TRANSFERS OF THE OWNER TRUST CERTIFICATES

                                                                [Date]



[Wilmington Trust Company]
[Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890]
Attention: [Corporate Trust Administration]


         Re:      IndyMac Trust SPMD [          ], Owner Trust Certificates
                  (the "Owner Trust Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the sale by _____________ (the "Transferor") to ______________________ (the
"Transferee") of the Owner Trust Certificates representing a ____% Percentage Interest (the "Transferred Owner Trust Certificates"). The Owner Trust Certificates, including the Transferred Owner Trust Certificates, were issued pursuant to the Deposit Trust Agreement, dated as of [ ] (the "Agreement"), among [IndyMac Bank, F.S.B.], as depositor (the "Depositor") and [Wilmington Trust Company], as owner trustee (the "Owner Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Depositor, the Owner Trustee and the Transferee, that:

                1. The Transferor is the lawful owner of the Transferred Owner Trust Certificates with the full right to transfer such Owner Trust Certificates free from any and all claims and encumbrances whatsoever.

                2. Neither the Transferor nor anyone acting on its behalf has
         (a) offered, transferred, pledged, sold or otherwise disposed of any Owner Trust Certificate, any interest in any Owner Trust Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Owner Trust Certificate, any interest in any Owner Trust Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Owner Trust Certificate, any interest in any Owner Trust Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Owner Trust Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Owner Trust Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Owner Trust Certificate pursuant to the Securities Act or any state securities laws.

                3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

                  ____ (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Owner Trust Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  ____ (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Owner Trust Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  ____ (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Owner Trust Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  ____ (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies", as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

                4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

                           (a) the following instruments and interests shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer;
                           securities of issuers that are part of the Transferee's "family of investment companies", if the Transferee is a registered investment company; bank deposit notes and certificates of deposit;
                           loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

                           (b) the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

                           (c) securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

                5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

                6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Owner Trust Certificates and payments thereon, (b) the Notes and payments thereon, (c) the nature and performance of the Underlying Certificate and the Mortgage Loans and (d) the Indenture, the Agreement and the Trust Estate, that the Transferee has requested.

                            Very truly yours,



                            (Transferor)


                            By:
                                -------------------------------------
                            Name:
                                  -----------------------------------
                            Title:
                                   ----------------------------------

                                  EXHIBIT B-2

                        FORM OF TRANSFEREE CERTIFICATE

                 FOR TRANSFERS OF THE OWNER TRUST CERTIFICATES

                                                              [Date]


[Wilmington Trust Company]
[Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890]
Attention: [Corporate Trust Administration]


           Re:      IndyMac Trust SPMD [            ], Owner Trust Certificates
                    (the "Owner Trust Certificates")

Ladies and Gentlemen:

                  _______________________   (the   "Transferee")   intends  to
purchase from ______________________ (the "Transferor") the Owner Trust Certificates representing a ___% Percentage Interest (the "Transferred Owner Trust Certificates"). The Owner Trust Certificates, including the Transferred Owner Trust Certificates, were issued pursuant to the Deposit Trust Agreement, dated as of [ ] (the "Agreement"), among [IndyMac Bank, F.S.B.], as depositor (the "Depositor") and [Wilmington Trust Company], as owner trustee (the "Owner Trustee"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Depositor, the Owner Trustee and the Transferor, that:

         1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Owner Trust Certificates is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Owner Trust Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Owner Trust Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

         2. The Transferee has been furnished with all information regarding
(a) the Transferred Owner Trust Certificates and payments thereon, (b) the nature and performance of the Underlying Certificate and the Mortgage Loans,
(c) the Indenture, (d) the Agreement and (e) any credit enhancement mechanism associated with the Transferred Owner Trust Certificates, that it has requested.

         3. The Transferee represents that it is not any employee benefit plan (a "Plan") subject to the Employee Retirement Income Security Act of 1974, as amended, or the Internal Revenue Code of 1986, as amended, or a Person acting, directly or indirectly, on behalf of, or with the assets of, a Plan.

4.       The Transferee agrees to be bound by the terms of the Agreement.

                                        Very truly yours,

                                        (Transferee)



                                        By:
                                            -------------------------
                                        Name:
                                              -----------------------
                                        Title:
                                               ----------------------

                            ANNEX 1 TO EXHIBIT B-2

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [for Transferees other than Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the Owner Trust Certificates being transferred (the "Transferred Owner Trust Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Owner Trust Certificates (the "Transferee").

         2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned and/or invested on a discretionary basis $________________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and
(ii) the Transferee satisfies the criteria in the category marked below.

         ____ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ____ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
                  (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Owner Trust Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

         ____ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Owner Trust Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

         ____ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         ____ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         ____ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

         ____ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

         ____ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)_________________

                  ____________________________________________________________

                  ____________________________________________________________

                  ____________________________________________________________

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Owner Trust Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

  ____      ____  Will the Transferee be purchasing the Transferred Owner Trust
  Yes        No   Certificates only for the Transferee's own account?

         6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Owner Trust Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                -----------------------------------------------------
                Print Name of Transferee

                By:
                    -------------------------------------------------
                Name:
                      -----------------------------------------------
                Title:
                       ----------------------------------------------

                Date:
                      -----------------------------------------------

                                                        ANNEX 2 TO EXHIBIT B-2

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees that are Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the Owner Trust Certificates being transferred (the "Transferred Owner Trust Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a `Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

         2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

____ The Transferee owned and/or invested on a discretionary basis $_____________________ in securities (other than the, excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____              The  Transferee  is part of a "Family  of  Investment
                  Companies"  which  owned in the  aggregate   $________________
                  in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
(vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

         5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     ____      ____        Will the Transferee be purchasing the Transferred
     Yes         No        Owner Trust Certificates only for the Transferee's
                           own account?


         6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Owner Trust Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                  Print Name of Transferee or Adviser

                  By:
                      -------------------------------------------------
                  Name:
                        -----------------------------------------------
                  Title:
                         ----------------------------------------------


                  IF AN ADVISER:



                  Print Name of Transferee

                  Date:
                        -----------------------------------------------

                                   EXHIBIT C

                        [FORM OF CERTIFICATE OF TRUST]

                            CERTIFICATE OF TRUST OF

                            INDYMAC TRUST SPMD [ ]


         This Certificate of Trust of IndyMac Trust SPMD [ ] (the "Trust") is being duly executed and filed by [Wilmington Trust Company], a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

         1. Name. The name of the business trust formed hereby is IndyMac Trust SPMD [ ].

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is [Wilmington Trust Company], [Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890],
Attention: [Corporate Trust Administration.]

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                      [WILMINGTON  TRUST
                      COMPANY],   not   in  its
                      individual  capacity  but
                      solely  as Owner  Trustee
                      of the Trust.

                      By:
                          ------------------------------------------
                          Name:
                          Title: